                                                                                                                                    Sub-Item 77Q1(a)

Dreyfus Investment Grade Funds, Inc. (the “Registrant”)

The Registrant’s Amended and Restated By-Laws, effective July 1, 2011, are herein incorporated by reference to Post Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A, which was filed on Form Rule 485B with the Securities and Exchange Commission on November 25, 2011.